Exhibit A

                                                                     OGE Energy Corp.
                                                             Consolidating Statement of Income
                                                               Year Ended December 31, 1998


                                                       OGE       Oklahoma Gas                                            OGE
(dollars in thousands except per share data)          Energy     and Electric     Enogex     Origen   Consolidating  Consolidated
                                                       Corp.       Company         Inc.       Inc.     Adjustments    Statements
                                                    -----------  -------------  ----------  --------  -------------  ------------
OPERATING REVENUES................................  $      -     $  1,312,078   $ 505,506   $   965   $   (200,812)  $ 1,617,737

OPERATING EXPENSES:
  Fuel............................................         -          356,781         -         -          (41,587)      315,194
  Purchased power.................................         -          240,542         -         -              -         240,542
  Gas and electricity purchased for resale........         -              -       375,657       -         (159,225)      216,432
  Other operation and maintenance.................      (3,838)       239,614      66,447     2,883            -         305,106
  Depreciation....................................       2,378        116,214      31,178        48            -         149,818
  Current income taxes............................         (49)        86,527      (1,009)     (747)           -          84,722
  Deferred income taxes, net......................          67         24,197       4,809        (1)           -          29,072
  Deferred investment tax credits, net............         -           (5,150)        -         -              -          (5,150)
  Taxes other than income.........................       1,442         43,130       6,587        29            -          51,188
                                                    -----------  -------------  ----------  --------  -------------  ------------
    Total operating expenses......................         -        1,101,855     483,669     2,212       (200,812)    1,386,924

OPERATING INCOME..................................         -          210,223      21,837    (1,247)           -         230,813

OTHER INCOME AND DEDUCTIONS:
  Interest income.................................       4,861          2,315       1,897       287         (5,799)        3,561
  Other...........................................         933         (3,329)      4,593       -              -           2,197
  Income from subsidiaries........................     166,881            -           -         -         (166,881)          -
                                                    -----------  -------------  ----------  --------  -------------  ------------
    Net other income and deductions ..............     172,675         (1,014)      6,490       287       (172,680)        5,758

INTEREST CHARGES:
  Interest on long-term debt......................         -           44,515      16,341       -              -          60,856
  Allowance for borrowed funds used
    during construction...........................         -           (1,071)        -         -              -          (1,071)
  Other...........................................       7,536          5,427       3,524       226         (5,799)       10,914
                                                    -----------  -------------  ----------  --------  -------------  ------------
    Total interest charges, net...................       7,536         48,871      19,865       226         (5,799)       70,699

NET INCOME (LOSS).................................     165,139        160,338       8,462    (1,186)      (166,881)      165,872

PREFERRED DIVIDEND REQUIREMENTS...................         -              733         -         -              -             733
                                                    -----------  -------------  ----------  --------  -------------  ------------
EARNINGS AVAILABLE FOR COMMON.....................  $  165,139   $    159,605   $   8,462   $(1,186)  $   (166,881)  $   165,139
                                                    ===========  =============  ==========  ========  =============  ============
AVERAGE COMMON SHARES
  OUTSTANDING (thousands).........................      80,772                                                            80,772

EARNINGS PER AVERAGE
  COMMON SHARE....................................  $     2.04                                                       $      2.04



                                       -7-


Exhibit A


                                                                      OGE Energy Corp.
                                                         Consolidating Statement of Retained Earnings
                                                                Year Ended December 31, 1998


                                                       OGE       Oklahoma Gas                                            OGE
(dollars in thousands)                                Energy     and Electric     Enogex     Origen   Consolidating  Consolidated
                                                       Corp.       Company         Inc.       Inc.     Adjustments    Statements
                                                    -----------  -------------  ----------  --------  -------------  ------------
BALANCE AT BEGINNING OF PERIOD....................  $  472,063   $    338,947   $  16,139   $  (728)  $   (354,358)  $   472,063

ADD - net income (loss)...........................     165,139        160,338       8,462    (1,186)      (166,881)      165,872
                                                    -----------  -------------  ----------  --------  -------------  ------------
    Total.........................................     637,202        499,285      24,601    (1,914)      (521,239)      637,935

DEDUCT:
  Cash dividends declared
    on preferred stock............................         -              733         -         -              -             733

  Cash dividends declared
    on common stock...............................     107,434        157,426       4,000       -         (161,426)      107,434
                                                    -----------  -------------  ----------  --------  -------------  ------------
    Total Cash Dividends..........................     107,434        158,159       4,000       -         (161,426)      108,167
                                                    -----------  -------------  ----------  --------  -------------  ------------
BALANCE AT END OF PERIOD..........................  $  529,768   $    341,126   $  20,601   $(1,914)  $   (359,813)  $   529,768
                                                    ===========  =============  ==========  ========  =============  ============



                                       -8-


Exhibit A


                                                                  OGE Energy Corp.
                                                             Consolidating Balance Sheet
                                                                 December 31, 1998


                                                 OGE       Oklahoma Gas                                            OGE
(dollars in thousands)                          Energy     and Electric     Enogex     Origen   Consolidating  Consolidated
                                                 Corp.       Company         Inc.       Inc.     Adjustments    Statements
                                              -----------  -------------  ----------  --------  -------------  ------------
ASSETS

PROPERTY, PLANT & EQUIPMENT:
  In service...............................   $   25,470   $  3,674,732   $ 704,761   $   298   $        -     $ 4,405,261
  Construction work in progress............          -           28,439       7,571       -              -          36,010
                                              -----------  -------------  ----------  --------  -------------  ------------
    Total property, plant and equipment....       25,470      3,703,171     712,332       298            -       4,441,271
      Less accumulated depreciation........        1,191      1,727,472     185,982        76            -       1,914,721
                                              -----------  -------------  ----------  --------  -------------  ------------
  Net property, plant and equipment........       24,279      1,975,699     526,350       222            -       2,526,550

OTHER PROPERTY AND INVESTMENTS, at cost....    1,072,284         17,454       2,899     2,973     (1,063,928)       31,682

CURRENT ASSETS:
  Cash and cash equivalents................          -              312         -          66            -             378
  Accounts receivable - customers,
    less reserve of $3,342.................          -           91,434      49,801       -              -         141,235
  Accounts receivable - affiliates.........       99,867            -        16,443       -         (116,310)          -
  Accrued utility revenues.................          -           22,500         -         -              -          22,500
  Accounts receivable-other................          324          7,723       4,787        68            -          12,902
  Fuel inventories, at LIFO cost...........          -           47,081      10,207       -              -          57,288
  Materials and supplies, at average cost..           91         25,894       3,749       -              -          29,734
  Prepayments and other....................          284         28,641       2,626       -              -          31,551
  Accumulated deferred tax assets..........           94          6,889         827         1            -           7,811
                                              -----------  -------------  ----------  --------  -------------  ------------
    Total current assets...................      100,660        230,474      88,440       135       (116,310)      303,399

DEFERRED CHARGES:
  Advance payments for gas.................          -           15,000         -         -              -          15,000
  Income taxes recoverable through
    future rates...........................          -           40,731         -         -              -          40,731
  Other....................................        3,670         40,739      22,158       -              -          66,567
                                              -----------  -------------  ----------  --------  -------------  ------------
    Total deferred charges.................        3,670         96,470      22,158       -              -         122,298
                                              -----------  -------------  ----------  --------  -------------  ------------

TOTAL ASSETS...............................   $1,200,893   $  2,320,097   $ 639,847   $ 3,330   $ (1,180,238)  $ 2,983,929
                                              ===========  =============  ==========  ========  =============  ============



                                       -9-


Exhibit A


                                                                  OGE Energy Corp.
                                                             Consolidating Balance Sheet
                                                                 December 31, 1998


                                                       OGE       Oklahoma Gas                                            OGE
(dollars in thousands)                                Energy     and Electric     Enogex     Origen   Consolidating  Consolidated
                                                       Corp.       Company         Inc.       Inc.     Adjustments    Statements
                                                    -----------  -------------  ----------  --------  -------------  ------------
CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  Common stock and retained earnings..............  $1,043,382   $    853,571   $ 207,270   $ 3,087   $ (1,063,928)  $ 1,043,382
  Cummulative preferred stock.....................         -              -           -         -              -             -
  Long-term debt..................................         -          702,912     232,671       -              -         935,583
                                                    -----------  -------------  ----------  --------  -------------  ------------
    Total capitalization..........................   1,043,382      1,556,483     439,941     3,087     (1,063,928)    1,978,965

CURRENT LIABILITIES:
  Short-term debt.................................     119,100            -           -         -              -         119,100
  Accounts payable - affiliates...................         -           67,045      49,270        (5)      (116,310)          -
  Accounts payable - other........................       2,336         45,536      49,044        20            -          96,936
  Dividends payable...............................      26,865            -           -         -              -          26,865
  Customers' deposits.............................         -           23,984           1       -              -          23,985
  Accrued taxes...................................       8,483         18,932       3,085       -              -          30,500
  Accrued interest................................         -           15,931       5,150       -              -          21,081
  Long-term debt due within one year..............         -              -         2,000       -              -           2,000
  Other...........................................       2,201         38,642       9,195       228            -          50,266
                                                    -----------  -------------  ----------  --------  -------------  ------------
    Total current liabilities.....................     158,985        210,070     117,745       243       (116,310)      370,733

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accrued pension and benefit obligation .........      (1,654)        18,162       1,444       -              -          17,952
  Accumulated deferred income taxes...............         -          462,886      69,054       -              -         531,940
  Accumulated deferred investment tax credits.....         -           67,728         -         -              -          67,728
  Other...........................................         180          4,768      11,663       -              -          16,611
                                                    -----------  -------------  ----------  --------  -------------  ------------
    Total deferred credits and other liabilities..      (1,474)       553,544      82,161       -              -         634,231
                                                    -----------  -------------  ----------  --------  -------------  ------------

TOTAL CAPITALIZATION AND LIABILITIES..............  $1,200,893   $  2,320,097   $ 639,847   $ 3,330   $ (1,180,238)  $ 2,983 929
                                                    ===========  =============  ==========  ========  =============  ============



                                      -10-


Exhibit A

                                                                      Enogex
                                                          Consolidating Statement of Income
                                                            Year Ended December 31, 1998


                                                        Enogex          OGE          Enogex         Enogex         Enogex
(dollars in thousands)                      Enogex     Products        Energy      Exploration     Arkansas          Gas
                                             Inc.     Corporation  Resources Inc.  Corporation  Pipeline Corp.  Gathering LLC
                                           ---------  -----------  --------------  -----------  --------------  -------------
OPERATING REVENUES.......................  $ 19,627   $   51,314   $     401,708   $   21,524   $      17,274   $     46,140

OPERATING EXPENSES:
  Gas purchased for resale...............       -         23,726         395,133          -             8,877            -
  Purchased Power........................       -            -               -            -               -              -
  Other operation and maintenance........     7,590       22,337           5,519        8,907           2,570         20,010
  Depreciation...........................     7,713        3,249           1,276        8,388           2,641          7,911
  Current income taxes...................     1,122       (1,475)           (136)      (3,537)         (1,739)         4,756
  Deferred income taxes, net.............    (1,238)       1,281              16        2,082             923          1,745
  Taxes other than income................     1,650          627             157           49           1,201          2,903
                                           ---------  -----------  --------------  -----------  --------------  -------------
    Total operating expenses.............    16,837       49,745         401,965       15,889          14,473         37,325

OPERATING INCOME.........................     2,790        1,569            (257)       5,635           2,801          8,815

OTHER INCOME AND DEDUCTIONS:
  Interest income........................     8,636           46              22            1             530            -
  Other..................................       124        1,114             552           28           3,259            -
  Income from subsidiaries...............    10,642          -               -            -               -              -
                                           ---------  -----------  --------------  -----------  --------------  -------------
    Net other income and deductions .....    19,402        1,160             574           29           3,789            -

INTEREST CHARGES:
  Interest on long-term debt.............    13,730          -               -            -             2,611            -
  Other..................................       -          2,984             590        2,009           5,279            -
                                           ---------  -----------  --------------  -----------  --------------  -------------
    Total interest charges, net..........    13,730        2,984             590        2,009           7,890            -
                                           ---------  -----------  --------------  -----------  --------------  -------------
NET INCOME (LOSS)........................  $  8,462   $     (255)  $        (273)  $    3,655   $      (1,300)  $      8,815
                                           =========  ===========  ==============  ===========  ==============  =============



                                                             Enogex
(dollars in thousands)                     Consolidating  Consolidated
                                            Adjustments    Statements
                                           -------------  ------------
OPERATING REVENUES.......................  $    (52,081)  $   505,506

OPERATING EXPENSES:
  Gas purchased for resale...............       (52,079)      375,657
  Purchased Power........................           -             -
  Other operation and maintenance........          (486)       66,447
  Depreciation...........................           -          31,178
  Current income taxes...................           -          (1,009)
  Deferred income taxes, net.............           -           4,809
  Taxes other than income................           -           6,587
                                           -------------  ------------
    Total operating expenses.............       (52,565)      483,669

OPERATING INCOME.........................           484        21,837

OTHER INCOME AND DEDUCTIONS:
  Interest income........................        (7,338)        1,897
  Other..................................          (484)        4,593
  Income from subsidiaries...............       (10,642)          -
                                           -------------  ------------
    Net other income and deductions .....       (18,464)        6,490

INTEREST CHARGES:
  Interest on long-term debt.............           -          16,341
  Other..................................        (7,338)        3,524
                                           -------------  ------------
    Total interest charges, net..........        (7,338)       19,865
                                           -------------  ------------
NET INCOME (LOSS)........................  $    (10,642)  $     8,462
                                           =============  ============



                                      -11-

Exhibit A


                                                                       Enogex
                                                     Consolidating Statement of Retained Earnings
                                                            Year Ended December 31, 1998


                                                        Enogex          OGE          Enogex         Enogex         Enogex
(dollars in thousands)                      Enogex     Products        Energy      Exploration     Arkansas          Gas
                                             Inc.     Corporation  Resources Inc.  Corporation  Pipeline Corp.  Gathering LLC
                                           ---------  -----------  --------------  -----------  --------------  -------------
BALANCE AT BEGINNING OF PERIOD...........  $ 16,321   $    5,673   $    719        $    6,943   $         -     $        -

ADD - net income (loss)..................     8,462         (255)      (273)            3,655          (1,300)         8,815
                                           ---------  -----------  --------------  -----------  --------------  -------------
    Total................................    24,783        5,418        446            10,598          (1,300)         8,815

DEDUCT:
  Cash dividends declared
    on common stock......................     4,000          -          -                 -               -              -
  Other..................................       -            -          -                 -               -              -
                                           ---------  -----------  ---------  ----------------  --------------  -------------
    Total Cash Dividends.................     4,000          -          -                 -               -              -
                                           ---------  -----------  ---------  ----------------  --------------  -------------
BALANCE AT END OF PERIOD.................  $ 20,783   $    5,418   $    446   $        10,598   $      (1,300)  $      8,815
                                           =========  ===========  =========  ================  ==============  =============



                                                             Enogex
(dollars in thousands)                     Consolidating  Consolidated
                                            Adjustments    Statements
                                           -------------  ------------
BALANCE AT BEGINNING OF PERIOD...........  $    (13,517)  $    16,139

ADD - net income (loss)..................       (10,642)        8,462
                                           -------------  ------------
    Total................................       (24,159)       24,601

DEDUCT:
  Cash dividends declared
    on common stock......................           -           4,000
  Other..................................           -             -
                                           -------------  ------------
    Total Cash Dividends.................           -           4,000
                                           -------------  ------------
BALANCE AT END OF PERIOD.................  $    (24,159)  $    20,601
                                           =============  ============



                                      -12-

Exhibit A

                                                                       Enogex
                                                             Consolidating Balance Sheet
                                                                 December 31, 1998


                                                        Enogex           OGE         Enogex         Enogex         Enogex
(dollars in thousands)                      Enogex     Products        Energy      Exploration     Arkansas          Gas
                                             Inc.     Corporation  Resources Inc.  Corporation  Pipeline Corp.  Gathering LLC
                                           ---------  -----------  --------------  -----------  --------------  -------------
ASSETS

PROPERTY, PLANT & EQUIPMENT
  In service.............................  $192,494   $   75,730   $       1,208   $   90,658   $     154,395   $    190,276
  Construction work in progress..........         2          287           2,648          -             1,273          3,361
                                           ---------  -----------  --------------  -----------  --------------  -------------
    Total property, plant and equipment..   192,496       76,017           3,856       90,658         155 668        193,637
      Less accumulated depreciation......    64,987        8,846              94       32,448          16,954         62,653
                                           ---------  -----------  --------------  -----------  --------------  -------------
  Net property, plant and equipment......   127,509       67,171           3,762       58,210         138,714        130,984

OTHER PROPERTY AND INVESTMENTS, at cost..    48,739          -                 5           64           8,200            -

CURRENT ASSETS:
  Cash and cash equivalents..............       -            560           3,519          -             1,327            -
  Accounts receivable - customers,
    less reserve of $901.................     2,432        3,370          36,494        2,236           5,269            -
  Accounts receivable - affiliates.......   169,486          -            14,098          -             1,275            -
  Accrued utility revenues...............       -            -               -            -               -              -
  Accounts receivable-other..............     1,307          439               5          -             3,036            -
  Fuel inventories, at LIFO cost.........       -            -            10,267          -               -              -
  Materials and supplies, at
    average cost.........................     2,905          258             -             15             571            -
  Prepayments and other..................     1,013           72             160        1,330              51            -
  Accumulated deferred tax assets........       544          -               248           35             -              -
                                           ---------  -----------  --------------  -----------  --------------  -------------
    Total current assets.................   177,687        4,699          64,791        3,616          11,529            -

DEFERRED CHARGES                                996        3,552           7,002          122           2,944          7,626
                                           ---------  -----------  --------------  -----------  --------------  -------------
TOTAL ASSETS.............................  $354,931   $   75,422   $      75,560   $   62,012   $     161,387   $    138,610
                                           =========  ===========  ==============  ===========  ==============  =============


                                                             Enogex
(dollars in thousands)                     Consolidating  Consolidated
                                            Adjustments    Statements
                                           -------------  ------------
ASSETS

PROPERTY, PLANT & EQUIPMENT
  In service.............................  $        -     $   704,761
  Construction work in progress..........           -           7,571
                                           -------------  ------------
    Total property, plant and equipment..           -         712,332
      Less accumulated depreciation......           -         185,982
                                           -------------  ------------
  Net property, plant and equipment......           -         526,350

OTHER PROPERTY AND INVESTMENTS, at cost..       (54,109)        2,899

CURRENT ASSETS:
  Cash and cash equivalents..............        (5,406)          -
  Accounts receivable - customers,
    less reserve of $901.................           -          49,801
  Accounts receivable - affiliates.......      (168,416)       16,443
  Accrued utility revenues...............           -             -
  Accounts receivable-other..............           -           4,787
  Fuel inventories, at LIFO cost.........           (60)       10,207
  Materials and supplies, at
    average cost.........................           -           3,749
  Prepayments and other..................           -           2,626
  Accumulated deferred tax assets........           -             827
                                           -------------  ------------
    Total current assets.................      (173,882)       88,440

DEFERRED CHARGES                                    (84)       22,158
                                           -------------  ------------
TOTAL ASSETS.............................  $   (228,075)  $   639,847
                                           =============  ============



                                      -13-

Exhibit A


                                                                      Enogex
                                                             Consolidating Balance Sheet
                                                                 December 31, 1998


                                                        Enogex           OGE          Enogex        Enogex         Enogex
(dollars in thousands)                      Enogex     Products        Energy      Exploration     Arkansas          Gas
                                             Inc.     Corporation  Resources Inc.  Corporation  Pipeline Corp.  Gathering LLC
                                           ---------  -----------  --------------  -----------  --------------  -------------
CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  Common stock and retained earnings.....  $ 72,295   $    9,132   $      15,448   $   23,349   $      (1,299)  $    135,013
  Long-term debt.........................   150,000          -               -            -            82,671            -
                                           ---------  -----------  --------------  -----------  --------------  -------------
    Total capitalization.................   222,295        9,132          15,448       23,349          81,372        135,013

CURRENT LIABILITIES:
  Accounts payable - affiliates..........    55,537       48,527          14,180       27,018          70,352            4
  Accounts payable - other...............     1,205        2,265          41,644          125           3,805            -
  Customers' deposits....................         1          -               -            -               -              -
  Accrued taxes..........................       640          435              12           12             842          1,144
  Accrued interest.......................     4,289          -               -            -               861            -
  Long-term debt due within one year.....       -            -               -            -             2,000            -
  Other..................................     7,906        2,055           4,134        1,461           1,113            -
                                           ---------  -----------  --------------  -----------  --------------  -------------
    Total current liabilities............    69,578       53,282          59,970       28,616          78,973          1,148

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accrued pension and benefit obligation.     1,440          -                 4          -               -              -
  Accumulated deferred income taxes......    52,153        5,935              19       10,047             923            -
  Other..................................     9,465        7,073             119          -               119          2,449
                                           ---------  -----------  --------------  -----------  --------------  -------------
    Total deferred credits and other
      liabilities........................    63,058       13,008             142       10,047           1,042          2,449
                                           ---------  -----------  --------------  -----------  --------------  -------------

TOTAL CAPITALIZATION AND LIABILITIES.....  $354,931   $   75,422   $      75,560   $   62,012   $     161,387   $    138,610
                                           =========  ===========  ==============  ===========  ==============  =============



                                                             Enogex
(dollars in thousands)                     Consolidating  Consolidated
                                            Adjustments    Statements
                                           -------------  ------------
CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  Common stock and retained earnings.....  $    (46,668)  $   207,270
  Long-term debt.........................           -         232,671
                                           -------------  ------------
    Total capitalization.................       (46,668)      439,941

CURRENT LIABILITIES:
  Accounts payable - affiliates..........      (166,348)       49,270
  Accounts payable - other...............           -          49,044
  Customers' deposits....................           -               1
  Accrued taxes..........................           -           3,085
  Accrued interest.......................           -           5,150
  Long-term debt due within one year.....           -           2,000
  Other..................................        (7,474)        9,195
                                           -------------  ------------
    Total current liabilities............      (173,822)      117,745

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accrued pension and benefit obligation.           -           1,444
  Accumulated deferred income taxes......           (23)       69,054
  Other..................................        (7,562)       11,663
                                           -------------  ------------
    Total deferred credits and other
      liabilities........................        (7,585)       82,161
                                           -------------  ------------

TOTAL CAPITALIZATION AND LIABILITIES.....  $   (228,075)  $   639,847
                                           =============  ============



                                      -14-

Exhibit A

                                                                Enogex Products Corporation
                                                             Consolidating Statement of Income
                                                               Year Ended December 31, 1998


                                                      Enogex                                  Todd       NuStar
(dollars in thousands)                               Products      Belvan       Belvan        Ranch       Joint
                                                    Corporation  Corporation  Partners LP  Partners LP   Venture
                                                    -----------  -----------  -----------  -----------  ---------
OPERATING REVENUES................................  $   25,034   $      -     $    4,007   $      848   $ 21,425

OPERATING EXPENSES:
  Gas purchased for resale........................       6,974          -          3,043          649     13,060
  Other operation and maintenance.................      16,114          123          915          170      5,015
  Depreciation....................................       1,200            4          233          104      1,708
  Current income taxes............................      (1,475)         -            -            -          -
  Deferred income taxes, net......................       1,281          -            -            -          -
  Taxes other than income.........................         336            5           26           (7)       267
                                                    -----------  -----------  -----------  -----------  ---------
    Total operating expenses......................      24,430          132        4,217          916     20,050

OPERATING INCOME..................................         604         (132)        (210)         (68)     1,375

OTHER INCOME AND DEDUCTIONS:
  Interest income.................................           2            7          -            -           37
  Other...........................................       2,071          -            246           82        500
                                                    -----------  -----------  -----------  -----------  ---------
    Net other income and deductions...............       2,073            7          246           82        537

INTEREST CHARGES..................................       2,932            9          -            -           43
                                                    -----------  -----------  -----------  -----------  ---------
NET INCOME (LOSS).................................  $     (255)  $     (134)  $       36   $       14   $  1,869
                                                    ===========  ===========  ===========  ===========  =========




(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
OPERATING REVENUES................................  $        -     $    51,314

OPERATING EXPENSES:
  Gas purchased for resale........................           -          23,726
  Other operation and maintenance.................           -          22,337
  Depreciation....................................           -           3,249
  Current income taxes............................           -          (1,475)
  Deferred income taxes, net......................           -           1,281
  Taxes other than income.........................           -             627
                                                    -------------  ------------
    Total operating expenses......................           -          49,745

OPERATING INCOME..................................           -           1,569

OTHER INCOME AND DEDUCTIONS:
  Interest income.................................           -              46
  Other...........................................        (1,785)        1,114
                                                    -------------  ------------
    Net other income and deductions...............        (1,785)        1,160

INTEREST CHARGES..................................           -           2,984
                                                    -------------  ------------
NET INCOME (LOSS).................................  $     (1,785)  $      (255)
                                                    =============  ============



                                      -15-

Exhibit A


                                                                 Enogex Products Corporation
                                                         Consolidating Statement of Retained Earnings
                                                                Year Ended December 31, 1998


                                                      Enogex                                  Todd       NuStar
(dollars in thousands)                               Products      Belvan       Belvan        Ranch       Joint
                                                    Corporation  Corporation  Partners LP  Partners LP   Venture
                                                    -----------  -----------  -----------  -----------  ---------
BALANCE AT BEGINNING OF PERIOD....................  $    5,673   $      -     $      -     $      -     $  1,525

ADD - net income (loss)...........................        (255)        (134)          36           14      1,869
                                                    -----------  -----------  -----------  -----------  ---------
BALANCE AT END OF PERIOD..........................  $    5,418   $     (134)  $       36   $       14   $  3,394
                                                    ===========  ===========  ===========  ===========  =========




(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
BALANCE AT BEGINNING OF PERIOD....................  $     (1,525)  $     5,673

ADD - net income (loss)...........................        (1,785)         (255)
                                                    -------------  ------------
BALANCE AT END OF PERIOD..........................  $     (3,310)  $     5,418
                                                    =============  ============



                                      -16-

Exhibit A


                                                             Enogex Products Corporation
                                                             Consolidating Balance Sheet
                                                                 December 31, 1998


                                                      Enogex                                  Todd       NuStar
(dollars in thousands)                               Products      Belvan       Belvan        Ranch       Joint
                                                    Corporation  Corporation  Partners LP  Partners LP   Venture
                                                    -----------  -----------  -----------  -----------  ---------
ASSETS

PROPERTY, PLANT & EQUIPMENT:
  In service......................................  $   23,117   $       59   $   10,431   $    2,017   $ 40,106
  Construction work in progress...................           8          -             92          -          187
                                                    -----------  -----------  -----------  -----------  ---------
    Total property, plant and equipment...........      23,125           59       10,523        2,017     40,293
      Less accumulated depreciation...............       5,893            4          233           47      2,669
                                                    -----------  -----------  -----------  -----------  ---------
  Net property, plant and equipment...............      17,232           55       10,290        1,970     37,624

OTHER PROPERTY AND INVESTMENTS, at cost...........      43,785          134          -            -          -

CURRENT ASSETS:
  Cash and cash equivalents.......................         -            134          -            -          959
  Accounts receivable - customers.................         468          846          -            -        2,056
  Accounts receivable - affiliates................         -            171          -            757        -
  Accounts receivable-other.......................         204            4          -            -          231
  Materials and supplies, at average cost.........         -            -            -            -          258
  Prepayments and other...........................          34           27          -            -           11
                                                    -----------  -----------  -----------  -----------  ---------
    Total current assets..........................         706        1,182          -            757      3,515

DEFERRED CHARGES..................................       1,737          -             43        1,648        124
                                                    -----------  -----------  -----------  -----------  ---------
TOTAL ASSETS......................................  $   63,460   $    1,371   $   10,333   $    4,375   $ 41,263
                                                    ===========  ===========  ===========  ===========  =========



(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
ASSETS

PROPERTY, PLANT & EQUIPMENT:
  In service......................................  $        -     $   75,730
  Construction work in progress...................           -            287
                                                    -------------  -----------
    Total property, plant and equipment...........           -         76,017
      Less accumulated depreciation...............           -          8,846
                                                    -------------  -----------
  Net property, plant and equipment...............           -         67,171

OTHER PROPERTY AND INVESTMENTS, at cost...........       (43,919)         -

CURRENT ASSETS:
  Cash and cash equivalents.......................          (533)         560
  Accounts receivable - customers.................           -          3,370
  Accounts receivable - affiliates................          (928)         -
  Accounts receivable-other.......................           -            439
  Materials and supplies, at average cost.........           -            258
  Prepayments and other...........................           -             72
                                                    -------------  -----------
    Total current assets..........................        (1,461)       4,699

DEFERRED CHARGES..................................           -          3,552
                                                    -------------  -----------
TOTAL ASSETS......................................  $    (45,380)  $   75,422
                                                    =============  ===========



                                      -17-

Exhibit A


                                                            Enogex Products Corporation
                                                             Consolidating Balance Sheet
                                                                 December 31, 1998


                                                      Enogex                                  Todd       NuStar
(dollars in thousands)                               Products      Belvan       Belvan        Ranch       Joint
                                                    Corporation  Corporation  Partners LP  Partners LP   Venture
                                                    -----------  -----------  -----------  -----------  ---------
CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  Common stock and retained earnings..............  $    9,132   $      180   $    9,435   $    4,169   $ 37,669
                                                    -----------  -----------  -----------  -----------  ---------
    Total capitalization..........................       9,132          180        9,435        4,169     37,669

CURRENT LIABILITIES:
  Accounts payable - affiliates...................      46,720          536          -            -        1,271
  Accounts payable - other........................         563          686            1          -        1,015
  Accrued taxes...................................          89            1           76            6        263
  Other...........................................         968           (1)         821          200      1,528
                                                    -----------  -----------  -----------  -----------  ---------
    Total current liabilities.....................      48,340        1,222          898          206      4,077

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accumulated deferred income taxes...............       5,935          -            -            -          -
  Other...........................................          53          (31)         -            -         (483)
                                                    -----------  -----------  -----------  -----------  ---------
    Total deferred credits and other liabilities..       5,988          (31)         -            -         (483)
                                                    -----------  -----------  -----------  -----------  ---------

TOTAL CAPITALIZATION AND LIABILITIES..............  $   63,460   $    1,371   $   10,333   $    4,375   $ 41,263
                                                    ===========  ===========  ===========  ===========  =========



(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  Common stock and retained earnings..............  $    (51,453)  $     9,132
                                                    -------------  ------------
    Total capitalization..........................       (51,453)        9,132

CURRENT LIABILITIES:
  Accounts payable - affiliates...................           -          48,527
  Accounts payable - other........................           -           2,265
  Accrued taxes...................................           -             435
  Other...........................................        (1,461)        2,055
                                                    -------------  ------------
    Total current liabilities.....................        (1,461)       53,282

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accumulated deferred income taxes...............           -           5,935
  Other...........................................         7,534         7,073
                                                    -------------  ------------
    Total deferred credits and other liabilities..         7,534        13,008
                                                    -------------  ------------

TOTAL CAPITALIZATION AND LIABILITIES..............  $    (45,380)  $    75,422
                                                    =============  ============



                                      -18-


Exhibit A

                                                           Enogex Arkansas Pipeline Corporation
                                                             Consolidating Statement of Income
                                                               Year Ended December 31, 1998


                                                      Enogex         NOARK
(dollars in thousands)                               Arkansas       Pipeline   Consolidating  Consolidated
                                                    Pipeline Corp.  System LP   Adjustments    Statements
                                                    --------------  ---------  -------------  ------------
OPERATING REVENUES................................  $         -     $ 17,274   $        -     $    17,274

OPERATING EXPENSES:
  Gas purchased for resale........................            -        8,877            -           8,877
  Other operation and maintenance.................             40      2,530            -           2,570
  Depreciation....................................           (364)     3,005            -           2,641
  Current income taxes............................         (1,739)       -              -          (1,739)
  Deferred income taxes, net......................            923        -              -             923
  Taxes other than income.........................              1      1,200            -           1,201
                                                    --------------  ---------  -------------  ------------
    Total operating expenses......................         (1,139)    15,612            -          14,473

OPERATING INCOME..................................          1,139      1,662            -           2,801

OTHER INCOME AND DEDUCTIONS:
  Interest income.................................            513         17            -             530
  Other...........................................         (1,010)       155          4,114         3,259
                                                    --------------  ---------  -------------  ------------
    Net other income and deductions...............           (497)       172          4,114         3,789

INTEREST CHARGES..................................          1,942      5,948            -           7,890
                                                    --------------  ---------  -------------  ------------
NET INCOME (LOSS).................................  $      (1,300)  $ (4,114)  $      4,114   $    (1,300)
                                                    ==============  =========  =============  ============



                                      -19-


Exhibit A


                                                            Enogex Arkansas Pipeline Corporation
                                                         Consolidating Statement of Retained Earnings
                                                                Year Ended December 31, 1998


                                                      Enogex         NOARK
(dollars in thousands)                               Arkansas       Pipeline   Consolidating  Consolidated
                                                    Pipeline Corp.  System LP   Adjustments    Statements
                                                    --------------  ---------  -------------  ------------
BALANCE AT BEGINNING OF PERIOD....................  $         -     $    -     $        -     $       -

ADD - net income (loss)...........................         (1,300)    (4,114)         4,114        (1,300)
                                                    --------------  ---------  -------------  ------------
BALANCE AT END OF PERIOD..........................  $      (1,300)  $ (4,114)  $      4,114   $    (1,300)
                                                    ==============  =========  =============  ============



                                      -20-


Exhibit A


                                                        Enogex Arkansas Pipeline Corporation
                                                             Consolidating Balance Sheet
                                                                 December 31, 1998


                                                      Enogex         NOARK
(dollars in thousands)                               Arkansas       Pipeline   Consolidating  Consolidated
                                                    Pipeline Corp.  System LP   Adjustments    Statements
                                                    --------------  ---------  -------------  ------------
ASSETS

PROPERTY, PLANT & EQUIPMENT:
  In service......................................  $          21   $177,783   $    (23,409)  $   154,395
  Construction work in progress...................            -        1,273            -           1,273
                                                    --------------  ---------  -------------  ------------
    Total property, plant and equipment...........             21    179,056        (23,409)      155,668
      Less accumulated depreciation...............              3     17,126           (175)       16,954
                                                    --------------  ---------  -------------  ------------
  Net property, plant and equipment...............             18    161,930        (23,234)      138,714

OTHER PROPERTY AND INVESTMENTS, at cost...........         73,504        -          (65,304)        8,200

CURRENT ASSETS:
  Cash and cash equivalents.......................            -        1,327            -           1,327
  Accounts receivable - customers.................            -        5,269            -           5,269
  Accounts receivable - affiliates................            -        2,317         (1,042)        1,275
  Accrued utility revenues........................            -          -              -             -
  Accounts receivable-other.......................          3,036        -              -           3,036
  Fuel inventories, at LIFO cost..................            -          -              -             -
  Materials and supplies, at average cost.........            -          571            -             571
  Prepayments and other...........................            -           51            -              51
  Accumulated deferred tax assets.................            -          -              -             -
                                                    --------------  ---------  -------------  ------------
    Total current assets..........................          3,036      9,535         (1,042)       11,529

DEFERRED CHARGES..................................            -       13,431        (10,487)        2,944
                                                    --------------  ---------  -------------  ------------
TOTAL ASSETS......................................  $      76,558   $184,896   $   (100,067)  $   161,387
                                                    ==============  =========  =============  ============



                                      -21-


Exhibit A


                                                       Enogex Arkansas Pipeline Corporation
                                                             Consolidating Balance Sheet
                                                                 December 31, 1998


                                                      Enogex         NOARK
(dollars in thousands)                               Arkansas       Pipeline   Consolidating  Consolidated
                                                    Pipeline Corp.  System LP   Adjustments    Statements
                                                    --------------  ---------  -------------  ------------
CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  Common stock and retained earnings..............  $      (1,593)  $ 99,319   $    (99,025)  $    (1,299)
  Long-term debt..................................          5,671     77,000            -          82,671
                                                    --------------  ---------  -------------  ------------
    Total capitalization..........................          4,078    176,319        (99,025)       81,372

CURRENT LIABILITIES:
  Accounts payable - affiliates...................         71,394        -           (1,042)       70,352
  Accounts payable - other........................            -        3,805            -           3,805
  Accrued taxes...................................           (227)     1,069            -             842
  Accrued interest................................            390        471            -             861
  Long-term debt due within one year..............            -        2,000            -           2,000
  Other...........................................            -        1,113            -           1,113
                                                    --------------  ---------  -------------  ------------
    Total current liabilities.....................         71,557      8,458         (1,042)       78,973

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accumulated deferred income taxes...............            923        -              -             923
  Other...........................................            -          119            -             119
                                                    --------------  ---------  -------------  ------------
    Total deferred credits and other liabilities..            923        119            -           1,042
                                                    --------------  ---------  -------------  ------------

TOTAL CAPITALIZATION AND LIABILITIES..............  $      76,558   $184,896   $   (100,067)  $   161,387
                                                    ==============  =========  =============  ============



                                      -22-



Exhibit A


                                                                 NOARK Pipeline System LP
                                                             Consolidating Statement of Income
                                                               Year Ended December 31, 1998


                                                      NOARK       Ozark Gas                      NOARK      Ozark Gas    NOARK
(dollars in thousands)                               Pipeline    Transmission       AWP          Energy     Gathering   Pipeline
                                                     System LP       LLC            LLC       Services LLC     LLC     Finance LLC
                                                    -----------  ------------  -------------  ------------  ---------  -----------
OPERATING REVENUES................................  $    3,453   $     5,762   $        168   $     9,835   $  8,018   $      -

OPERATING EXPENSES:
  Gas purchased for resale........................         -             -              -          11,767      7,072          -
  Other operation and maintenance.................       1,294           989              8           -          239          -
  Depreciation....................................       2,177           689             37           -          102          -
  Taxes other than income.........................         629           513             37           -           21          -
                                                    -----------  ------------  -------------  ------------  ---------  -----------
    Total operating expenses......................       4,100         2,191             82        11,767      7,434          -

OPERATING INCOME..................................        (647)        3,571             86        (1,932)       584          -

OTHER INCOME AND DEDUCTIONS:
  Interest income.................................          17           -              -             -          -          3,061
  Other...........................................       2,460           149            -             -            9          -
                                                    -----------  ------------  -------------  ------------  ---------  -----------
    Net other income and deductions...............       2,477           149            -             -            9        3,061

INTEREST CHARGES..................................       5,944             3              1           -          -          3,061
                                                    -----------  ------------  -------------  ------------  ---------  -----------
NET INCOME (LOSS).................................  $   (4,114)  $     3,717   $         85   $    (1,932)  $    593   $      -
                                                    ===========  ============  =============  ============  =========  ===========



(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
OPERATING REVENUES................................  $     (9,962)  $    17,274

OPERATING EXPENSES:
  Gas purchased for resale........................        (9,962)        8,877
  Other operation and maintenance.................           -           2,530
  Depreciation....................................           -           3,005
  Taxes other than income.........................           -           1,200
                                                    -------------  ------------
    Total operating expenses......................        (9,962)       15,612

OPERATING INCOME..................................           -           1,662

OTHER INCOME AND DEDUCTIONS:
  Interest income.................................        (3,061)           17
  Other...........................................        (2,463)          155
                                                    -------------  ------------
    Net other income and deductions...............        (5,524)          172

INTEREST CHARGES..................................        (3,061)        5,948
                                                    -------------  ------------
NET INCOME (LOSS).................................  $     (2,463)  $    (4,114)
                                                    =============  ============



                                      -23-


Exhibit A


                                                                 NOARK Pipeline System LP
                                                       Consolidating Statement of Retained Earnings
                                                               Year Ended December 31, 1998


                                                      NOARK       Ozark Gas                      NOARK      Ozark Gas    NOARK
(dollars in thousands)                               Pipeline    Transmission       AWP          Energy     Gathering   Pipeline
                                                     System LP       LLC            LLC       Services LLC     LLC     Finance LLC
                                                    -----------  ------------  -------------  ------------  ---------  -----------
BALANCE AT BEGINNING OF PERIOD....................  $      -     $       -     $        -     $       -     $    -     $      -

ADD - net income (loss)...........................      (4,114)        3,717             85        (1,932)       593          -
                                                    -----------  ------------  -------------  ------------  ---------  -----------
BALANCE AT END OF PERIOD..........................  $   (4,114)  $     3,717   $         85   $    (1,932)  $    593   $      -
                                                    ===========  ============  =============  ============  =========  ===========



(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
BALANCE AT BEGINNING OF PERIOD....................  $        -     $       -

ADD - net income (loss)...........................        (2,463)       (4,114)
                                                    -------------  ------------
BALANCE AT END OF PERIOD..........................  $     (2,463)  $    (4,114)
                                                    =============  ============



                                      -24-


Exhibit A


                                                                 NOARK Pipeline System LP
                                                               Consolidating Balance Sheet
                                                               Year Ended December 31, 1998


                                                      NOARK       Ozark Gas                      NOARK      Ozark Gas    NOARK
(dollars in thousands)                               Pipeline    Transmission       AWP          Energy     Gathering   Pipeline
                                                     System LP       LLC            LLC       Services LLC     LLC     Finance LLC
                                                    -----------  ------------  -------------  ------------  ---------  -----------
ASSETS

PROPERTY, PLANT & EQUIPMENT:
  In service......................................  $      -     $   173,241   $      2,327   $       -     $  2,215   $      -
  Construction work in progress...................         -             -              -             -        1,273          -
                                                    -----------  ------------  -------------  ------------  ---------  -----------
    Total property, plant and equipment...........         -         173,241          2,327           -        3,488          -
      Less accumulated depreciation...............         -          16,326            499           -          301          -
                                                    -----------  ------------  -------------  ------------  ---------  -----------
  Net property, plant and equipment...............         -         156,915          1,828           -        3,187          -

OTHER PROPERTY AND INVESTMENTS, at cost...........     176,891           -              -             -          -            -

CURRENT ASSETS:
  Cash and cash equivalents.......................       1,317           -               10           -          -            -
  Accounts receivable - customers.................       1,281         1,880            131         1,884         93          -
  Accounts receivable - affiliates................         -           5,156             21           -        1,360        2,471
  Materials and supplies, at average cost.........         -             571            -             -          -            -
  Prepayments and other...........................          20            20             11           -          -            -
                                                    -----------  ------------  -------------  ------------  ---------  -----------
    Total current assets..........................       2,618         7,627            173         1,884      1,453        2,471

DEFERRED CHARGES..................................       2,155        11,160            116           -          -         77,000
                                                    -----------  ------------  -------------  ------------  ---------  -----------
TOTAL ASSETS......................................  $  181,664   $   175,702   $      2,117   $     1,884   $  4,640   $   79,471
                                                    ===========  ============  =============  ============  =========  ===========



(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
ASSETS

PROPERTY, PLANT & EQUIPMENT:
  In service......................................  $        -     $   177,783
  Construction work in progress...................           -           1,273
                                                    -------------  ------------
    Total property, plant and equipment...........           -         179,056
      Less accumulated depreciation...............           -          17,126
                                                    -------------  ------------
  Net property, plant and equipment...............           -         161,930

OTHER PROPERTY AND INVESTMENTS, at cost...........      (176,891)          -

CURRENT ASSETS:
  Cash and cash equivalents.......................           -           1,327
  Accounts receivable - customers.................           -           5,269
  Accounts receivable - affiliates................        (6,691)        2,317
  Materials and supplies, at average cost.........           -             571
  Prepayments and other...........................           -              51
                                                    -------------  ------------
    Total current assets..........................        (6,691)        9,535

DEFERRED CHARGES..................................       (77,000)       13,431
                                                    -------------  ------------
TOTAL ASSETS......................................  $   (260,582)  $   184,896
                                                    =============  ============



                                      -25-


Exhibit A


                                                                 NOARK Pipeline System LP
                                                               Consolidating Balance Sheet
                                                               Year Ended December 31, 1998


                                                      NOARK       Ozark Gas                      NOARK      Ozark Gas    NOARK
(dollars in thousands)                               Pipeline    Transmission       AWP          Energy     Gathering   Pipeline
                                                     System LP       LLC            LLC       Services LLC     LLC     Finance LLC
                                                    -----------  ------------  -------------  ------------  ---------  -----------
CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  Common stock and retained earnings..............  $   99,319   $   174,133   $      2,078   $    (1,931)  $  2,611   $      -
  Long-term debt..................................      77,000           -              -             -          -         77,000
                                                    -----------  ------------  -------------  ------------  ---------  -----------
    Total capitalization..........................     176,319       174,133          2,078        (1,931)     2,611       77,000

CURRENT LIABILITIES:
  Accounts payable - affiliates...................       2,649           -              -           1,571        -            -
  Accounts payable - other........................         225            16             12         1,597      1,955          -
  Accrued taxes...................................         -           1,030             27           -           12          -
  Accrued interest................................         471           -              -             -          -            -
  Long-term debt due within one year..............       2,000           -              -             -          -          2,000
  Other...........................................         -             523            -             528         62          471
                                                    -----------  ------------  -------------  ------------  ---------  -----------
    Total current liabilities.....................       5,345         1,569             39         3,696      2,029        2,471

DEFERRED CREDITS AND OTHER LIABILITIES:
  Other...........................................         -             -              -             119        -            -
                                                    -----------  ------------  -------------  ------------  ---------  -----------
    Total deferred credits and other liabilities..         -             -              -             119        -            -
                                                    -----------  ------------  -------------  ------------  ---------  -----------

TOTAL CAPITALIZATION AND LIABILITIES..............  $  181,664   $   175,702   $      2,117   $     1,884   $  4,640   $   79,471
                                                    ===========  ============  =============  ============  =========  ===========



(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  Common stock and retained earnings..............  $   (176,891)  $    99,319
  Long-term debt..................................       (77,000)       77,000
                                                    -------------  ------------
    Total capitalization..........................      (253,891)      176,319

CURRENT LIABILITIES:
  Accounts payable - affiliates...................        (4,220)          -
  Accounts payable - other........................           -           3,805
  Accrued taxes...................................           -           1,069
  Accrued interest................................           -             471
  Long-term debt due within one year..............        (2,000)        2,000
  Other...........................................          (471)        1,113
                                                    -------------  ------------
    Total current liabilities.....................        (6,691)        8,458

DEFERRED CREDITS AND OTHER LIABILITIES:
  Other...........................................           -             119
                                                    -------------  ------------
    Total deferred credits and other liabilities..           -             119
                                                    -------------  ------------

TOTAL CAPITALIZATION AND LIABILITIES..............  $   (260,582)  $   184,896
                                                    =============  ============



                                      -26-



Exhibit A


                                                                          Origen
                                                             Consolidating Statement of Income
                                                               Year Ended December 31, 1998


                                                                   OGE                                     Origen
(dollars in thousands)                               Origen       Energy                 Consolidating  Consolidated
                                                      Inc.     Technologies     GD&E      Adjustments    Statements
                                                    ---------  ------------  ----------  -------------  ------------
OPERATING REVENUES................................  $    -     $       -     $     965   $        -     $       965

OPERATING EXPENSES:
  Other operation and maintenance.................       221           795       1,867            -           2,883
  Depreciation....................................       -             -            48            -              48
  Current income taxes............................       (22)         (359)       (366)           -            (747)
  Deferred Income Taxes...........................       -             -            (1)           -              (1)
  Taxes other than income.........................         6            23         -              -              29
                                                    ---------  ------------  ----------  -------------  ------------
    Total operating expenses......................       205           459       1,548            -           2,212

OPERATING INCOME..................................      (205)         (459)       (583)           -          (1,247)

OTHER INCOME AND DEDUCTIONS:
  Interest income.................................       282           -             5            -             287
  Other...........................................      (570)          -           -              570           -
  Income from subsidiaries........................      (579)          -           -              579           -
                                                    ---------  ------------  ----------  -------------  ------------
    Net other income and deductions...............      (867)          -             5          1,149           287

INTEREST CHARGES..................................       114           112         -              -             226
                                                    ---------  ------------  ----------  -------------  ------------
NET INCOME (LOSS).................................  $ (1,186)  $      (571)  $    (578)  $      1,149   $    (1,186)
                                                    =========  ============  ==========  =============  ============



                                      -27-


Exhibit A


                                                                         Origen
                                                        Consolidating Statement of Retained Earnings
                                                               Year Ended December 31, 1998


                                                                   OGE                                     Origen
(dollars in thousands)                               Origen       Energy                 Consolidating  Consolidated
                                                      Inc.     Technologies     GD&E      Adjustments    Statements
                                                    ---------  ------------  ----------  -------------  ------------
BALANCE AT BEGINNING OF PERIOD....................  $   (728)  $      (966)  $    (336)  $      1,302   $      (728)

ADD - net income (loss)...........................    (1,186)         (571)       (578)         1,149        (1,186)
                                                    ---------  ------------  ----------  -------------  ------------
BALANCE AT END OF PERIOD..........................  $ (1,914)  $    (1,537)  $    (914)  $      2,451   $    (1,914)
                                                    =========  ============  ==========  =============  ============



                                      -28-


Exhibit A


                                                                         Origen
                                                               Consolidating Balance Sheet
                                                                    December 31, 1998


                                                                   OGE                                     Origen
(dollars in thousands)                               Origen       Energy                 Consolidating  Consolidated
                                                      Inc.     Technologies     GD&E      Adjustments    Statements
                                                    ---------  ------------  ----------  -------------  ------------
ASSETS

PROPERTY, PLANT & EQUIPMENT:
  In service......................................  $    -     $       -     $     298   $        -     $       298
                                                    ---------  ------------  ----------  -------------  ------------
    Total property, plant and equipment...........       -             -           298            -             298
      Less accumulated depreciation...............       -             -            76            -              76
                                                    ---------  ------------  ----------  -------------  ------------
  Net property, plant and equipment...............       -             -           222            -             222

OTHER PROPERTY AND INVESTMENTS, at cost...........     1,523           -           -            1,450         2,973

CURRENT ASSETS:
  Cash and cash equivalents.......................       -             -            66            -              66
  Accounts receivable - affiliates................     2,504           -           -           (2,504)          -
  Accounts receivable - other.....................       -             -            68            -              68
  Accumulated deferred tax assets.................       -             -             1            -               1
                                                    ---------  ------------  ----------  -------------  ------------
    Total current assets..........................     2,504           -           135         (2,504)          135
                                                    ---------  ------------  ----------  -------------  ------------
TOTAL ASSETS......................................  $  4,027   $       -     $     357   $     (1,054)  $     3,330
                                                    =========  ============  ==========  =============  ============



                                      -29-


Exhibit A


                                                                         Origen
                                                               Consolidating Balance Sheet
                                                                    December 31, 1998


                                                                   OGE                                     Origen
(dollars in thousands)                               Origen       Energy                 Consolidating  Consolidated
                                                      Inc.     Technologies     GD&E      Adjustments    Statements
                                                    ---------  ------------  ----------  -------------  ------------
CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  Common stock and retained earnings..............  $  3,087   $    (1,536)  $      86   $      1,450   $     3,087
                                                    ---------  ------------  ----------  -------------  ------------
    Total capitalization..........................     3,087        (1,536)         86          1,450         3,087

CURRENT LIABILITIES:
  Accounts payable - affiliates...................       929         1,536          34         (2,504)           (5)
  Accounts payable - other........................        11           -             9            -              20
  Accrued taxes...................................       -             -           -              -             -
  Other...........................................       -             -           228            -             228
                                                    ---------  ------------  ----------  -------------  ------------
    Total current liabilities.....................       940         1,536         271         (2,504)          243

DEFERRED CREDITS AND OTHER LIABILITIES............       -             -           -              -             -
                                                    ---------  ------------  ----------  -------------  ------------
TOTAL CAPITALIZATION AND LIABILITIES..............  $  4,027   $       -     $     357   $     (1,054)  $     3,330
                                                    =========  ============  ==========  =============  ============



                                      -30-
